SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2005

THORNBURG MORTGAGE, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-11914 (Commission File Number)	85-0404134 (I.R.S. Employer Identification No.)

150 Washington Avenue, Suite 302 Santa Fe, New Mexico	87501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Sale Agreement
Opinion and Consent of Dechert LLP

Item 8.01 Other Events.

     On July 22, 2005, Thornburg Mortgage, Inc. (the “Company”) entered into a Sales Agreement (the “Agreement”) with Cantor Fitzgerald & Co., as sales agent (the “Sales Agent”). In accordance with the terms of the Agreement, the Company may offer and sell up to 12,000,000 shares of its common stock and up to 2,000,000 shares of its 8.00% Series C Cumulative Redeemable Preferred Stock (collectively, the “Shares”) from time to time through the Sales Agent (collectively, the “Transaction”). Sales of the Shares, if any, may be made in privately negotiated transactions and/or any other method permitted by law, including but not limited to sales at other than a fixed price made on or through the facilities of the New York Stock Exchange or sales made to or through a market maker or in any other manner that may be deemed to be an at-the-market offering as defined in Rule 415 of the Securities Act of 1933, as amended. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), the aggregate gross proceeds from at-the-market sales of common stock will not exceed $298 million. The Sales Agent will make all sales on a best efforts basis using commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreed terms between the Sales Agent and the Company.

     The Sales Agent will be entitled to a commission equal to two percent (2%) of the initial fifteen million dollars ($15,000,000) of the gross proceeds with respect to sales of the Shares made by the Sales Agent during any calendar month (the “Monthly Sales Threshold”) plus three percent (3%) of the gross proceeds in excess of the Monthly Sales Threshold for sales of the Shares made by the Sales Agent during that same calendar month. The Agreement is attached as an exhibit hereto and is incorporated by reference herein.

     On May 20, 2005, the Company filed a registration statement (File No. 333-125125) on Form S-3 with the SEC, which was declared effective on June 16, 2005 (the prospectus contained therein is referred to as the “Prospectus”). On July 22, 2005, in connection with the Transaction, the Company filed a supplement to the Prospectus dated July 22, 2005, (the “Prospectus Supplement”) with the SEC. In connection with the filing of the Prospectus Supplement with the SEC, the Company is filing an opinion of Dechert LLP as an exhibit hereto, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

     The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Name of Exhibit
1.20	Sales Agreement, dated July 22, 2005, between the Company and the Sales Agent

5.1	Opinion of Dechert LLP

23.1	Consent of Dechert LLP (included in Exhibit 5.1)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: July 22, 2005	By:	/s/	Michael B. Jeffers

Michael B. Jeffers, Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER	NAME OF EXHIBIT
1.20	Sales Agreement, dated July 22, 2005, between the Company and the Sales Agent

5.1	Opinion of Dechert LLP

23.1	Consent of Dechert LLP (included in Exhibit 5.1)